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                                                        EXHIBIT 10.2

                               AMENDMENT NO.  2
                                      TO
                 THIRD AMENDED AND RESTATED INVESTOR AGREEMENT

     THIS AMENDMENT NO. 2 (this "Amendment"), dated as of July 25, 2000, to the Third Amended and Restated Investor Agreement, dated as of September 9, 1997, as amended by Amendment No.1 thereto, dated as of July 7, 1998 (as so amended, the "Agreement"), is made by and between Archstone Communities Trust (formerly Security Capital Pacific Trust), a Maryland real estate investment trust (the "Company"), and Security Capital Group Incorporated, a Maryland corporation ("SCG").

     WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of July 19, 2000 (the "Purchase and Sale Agreement"), between the Company and SCG, SCG has agreed to sell to the Company certain Common Shares in exchange for the consideration described therein; and

     WHEREAS, as a condition to the closing of the transactions contemplated by the Purchase and Sale Agreement, the parties have agreed to amend the Agreement as herein provided.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement as follows:

     (a) Section 5(b) of the Agreement is hereby amended and restated in its entirety as follows:

     "    (b)  File Reports. For so long as SCG shall continue to Beneficially
               ------------
     Own any Common Shares, the Company shall file on a timely basis all annual, quarterly and other reports required to be filed by it under Sections 13 and 15(d) of the Exchange Act, and the Rules and Regulations of the Commission thereunder, as amended from time to time; provided, however, that for so long as SCG Beneficially Owns at least 10% of the outstanding Common Shares, the Company shall use its best efforts to file such reports at least two (2) business days prior to the day on which such reports would otherwise be required to be filed under Sections 13 and 15(d) of the Exchange Act, and the Rules and Regulations of the Commission thereunder, as amended from time to time."

     (b) The following new subsections (j) and (k) are hereby added to the end of Section 5 of the Agreement:

     "    (j)  Board Committees. For so long as SCG shall continue to be
               ----------------
     entitled to designate one or more Nominees, the Company shall use its best efforts to cause one of such Nominees as designated by SCG to serve on each of the Executive and Investment Committee and the Management Development
     and Executive Compensation Committee of the Board.
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          (k)  Reports. For so long as SCG shall continue to Beneficially Own at
               -------
     least 10% of the outstanding Common Shares, the Company shall provide SCG, on a timely basis, monthly operating and financial reports prepared in the Company's customary form."

     (c) Section 7(a) of the Agreement is hereby amended by adding the following sentence to the end thereof:

     "Without limiting the generality of the foregoing, SCG may request registration of all or any part of its Registrable Securities, which Registrable Securities are proposed to be sold or transferred by SCG upon conversion or exchange of convertible or exchangeable securities of SCG to be issued by SCG in a transaction registered under the Securities Act, and the Company will use its reasonable efforts to effect the registration of such Registrable Securities under the Securities Act, to the extent that such registration is permitted under the Securities Act and the Rules and Regulations of the Commission thereunder."

     (d) Sections 7(b)(i) and (b)(ii) are hereby amended and restated in their entirety as follows:

          "    (i)  prepare and file with the Commission a registration
          statement with respect to such securities and use its reasonable efforts to cause such registration statement to become effective and remain effective for as long as shall be necessary to complete the distribution of the Registrable Securities so registered;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement, and the prospectus used in connection therewith, as may be necessary to keep such registration statement effective for so long as shall be necessary to complete the distribution of the Registrable Securities so registered and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever SCG shall desire to sell or otherwise dispose of the same within such period;"

     (e) Section 7(i) of the Agreement is hereby amended by adding the following provisions to the end thereof:

     "SCG may assign without the consent of the Company, all or any portion of, its rights under this Section 7 with respect to any Registrable Securities to one or more Persons (each, a "Transferee" and together "Transferees") to whom SCG has issued or sold, in a transaction not registered or required to be registered under the Securities Act, any security convertible into or exchangeable for at least $100 million in Value of Registrable Securities. If SCG assigns its rights under this Section 7 with respect to Registrable Securities having an aggregate offering value of at least $100 million to one or more Transferees, the Transferees may request one registration of

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     all or part of the Registrable Securities having an aggregate offering value of at least $100 million on Form S-3 (or any successor form) under the Securities Act by delivering written notice to the Company specifying the number of Registrable Securities that the Transferees desire to sell and the Company shall use its reasonable efforts to effect the registration of such Registrable Securities under the Securities Act in accordance with and subject to the provisions of this Section 7. For the avoidance of doubt, and notwithstanding anything contained herein, any rights under this
     Section 7 not expressly assigned by SCG shall deemed to be retained by SCG, and SCG shall continue to be entitled to registration rights hereunder with respect to Registrable Securities Beneficially Owned by it, subject to the terms hereof."


     (f) "Executive and Investment Committee" shall mean the committee of the Board primarily responsible for acting on behalf of the entire Board between regular Board meetings, reviewing and making recommendations regarding strategic actions; pricing securities to be issued by the Company and reviewing and approving proposed investments and property dispositions, including any such successor or replacement committee.

          "Management Development and Executive Compensation Committee" shall mean the committee of the Board primarily responsible for reviewing and approving the Company's executive compensation arrangements and plans including any such successor or replacement committee.

     (g) Capitalized terms used in this Amendment but not specifically defined herein shall have the meanings ascribed thereto in the Agreement.

     (h) Except as otherwise specifically modified hereby, the Agreement shall remain in full force and effect.

     (i) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland.

     (j) This Amendment may be executed in any number of counterparts, each of which may be deemed an original and all of which together shall constitute one and the same instrument.

     (k) The miscellaneous provisions of Section 8 of the Agreement shall apply equally to this Amendment, and to the Agreement as modified hereby.

                           *     *     *     *     *

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                 ARCHSTONE COMMUNITIES TRUST



                                 By:  /s/ Charles E. Mueller, Jr.
                                      ---------------------------
                                      Charles E. Mueller, Jr.
                                      Chief Financial Officer



                                 SECURITY CAPITAL GROUP INCORPORATED


                                 By:  /s/ Jeffrey A. Klopf
                                      --------------------
                                      Jeffrey A. Klopf
                                      Senior Vice President

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